UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 26, 2018
TIAA REAL ESTATE ACCOUNT

(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-216849

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)
(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 26, 2018, Teachers Insurance and Annuity Association of America (“TIAA”), on behalf of the TIAA Real Estate Account (the “Registrant”), entered into an Amended and Restated Letter Agreement (the “Fiduciary Services Agreement”) with RERC, LLC (the “Independent Fiduciary”). The Fiduciary Services Agreement governs the terms of the Independent Fiduciary’s provision of certain fiduciary services to the Registrant. Pursuant to the terms of the Fiduciary Services Agreement, which became effective on March 1, 2018, the Independent Fiduciary will continue to serve as the independent fiduciary for the Registrant and perform the duties set forth in the Fiduciary Services Agreement and in the U.S. Department of Labor’s Prohibited Transaction Exemption (PTE 96-76) for a term continuing through February 28, 2021. The Independent Fiduciary will be paid a base fee equal to $850,000 per year, and the fee will be subject to potential adjustment upwards or downwards from time to time based on changes in the number of individual properties owned by the Registrant over a baseline period of time. In addition, the Fiduciary Services Agreement provides that no further payment during any fiscal year may be paid to the Independent Fiduciary by TIAA, the Registrant or any of their affiliates if such payment, when aggregated with all other payments from TIAA, the Registrant and any of their affiliates during such fiscal year, would exceed five percent (5%) of the Independent Fiduciary’s annual gross income from all sources for the Independent Fiduciary's preceding fiscal year.
The foregoing description of the Fiduciary Services Agreement is a summary only and is qualified in its entirety by the text of the Fiduciary Services Agreement filed herewith as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amended and Restated Letter Agreement with Independent Fiduciary, dated February 21, 2018, between TIAA, on behalf of the Registrant, and RERC, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

DATE: March 1, 2018		By:	/s/ F. Scott Thomas

F. Scott Thomas, Esq.
Director and Associate General Counsel